American Beacon Balanced Fund

SUMMARY PROSPECTUS February 27, 2015 (as supplemented June 18, 2015)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated February 27, 2015 and both supplemented June 18, 2015, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www. americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | AMR: AABNX

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	AMR
Management Fees	0.22%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.10%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses [1]	0.33%
[1]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
AMR	$34.00	$106.00	$185.00	$418.00

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund may invest in companies of all market capitalizations. The Manager allocates the assets of the Fund among different sub-advisors.

The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund's debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; master-demand notes and other debt securities.

The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the duration of the debt securities it can buy.

BALA61815	American Beacon Balanced Fund - Summary Prospectus	1

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

■

Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

■

Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

■

Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

■

Select specific debt securities within each security type.

■

Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

■

Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar duration.

■

Evaluate credit quality of the securities.

■

Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
The Manager's and sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of futures contracts to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, extension risk and prepayment risk.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, REITs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contract Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities or futures contracts are also affected by their duration. Fixed income securities or futures contracts with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments

2	American Beacon Balanced Fund - Summary Prospectus

of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a  decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

Redemption Risk
Due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index, which is the Fund's benchmark index, a secondary index and a composit index. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for AMR Class Shares. Year Ended 12/31 of each Year
Highest Quarterly Return: 13.19% 3rd Quarter 2009 12/31/2005 through 12/31/2014 Lowest Quarterly Return: -11.13% 4th Quarter 2008 12/31/2005 through 12/31/2014

Average annual total returns for periods ended December 31, 2014
	Inception Date of Class	1 Year	5 Years	10 Years
AMR Class
Returns Before Taxes	8/1/1994	9.64%	11.73%	7.07%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000 Value Index	13.45%	15.42%	7.30%

American Beacon Balanced Fund - Summary Prospectus	3

Barclays Capital U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Balanced Composite Index	10.48%	11.19%	6.58%

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund's assets are currently allocated among the Manager and the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since 2012 Adriana R. Posada Senior Portfolio Manager Since 1998 Patrick A. Sporl Senior Portfolio Manager Since 2001	Samuel Silver Vice President, Fixed Income Investments Since 2014 Erin Higginbotham Senior Portfolio Manager Since 2011
Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow
Portfolio Manager/Executive Director
Since Fund Inception (1987)

Mark Giambrone
 Portfolio Manager/Managing Director
Since (2015)

John S. Williams
 Portfolio Manager/Managing Director
 Since Fund Inception (1987)

David R. Hardin
Portfolio Manager/Managing Director
Since Fund Inception (1987)

J. Scott McDonald Portfolio Manager/Managing Director Since 1998 Mark C. Luchsinger Portfolio Manager/Managing Director Since 1998 Deborah A. Petruzzelli Portfolio Manager/Managing Director Since 2003
Brandywine Global Investment Management, LLC	Paul R. Lesutis Managing Director Since 1996 Patrick S. Kaser Managing Director Since 2010	Stephen S. Smith Managing Director Since 1996 James J. Clarke Portfolio Manager Since 2011
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager & Chief Executive Officer Since 1988 Scott McBride Portfolio Manager Since 2001	Judd Peters Portfolio Manager Since 1999

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

Tax Information

The qualified retirement and benefit plans of the Manager and American Airlines Group Inc. and its affiliates (''Plans'') pay no federal income tax. Individual participants in the Plans should consult the Plans' governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

4	American Beacon Balanced Fund - Summary Prospectus